                                                                    Exhibit 10.7

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                      HPSC Gloucester Funding 2003-1 LLC I


                                TABLE OF CONTENTS

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                                                                            PAGE
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ARTICLE I    DEFINITIONS......................................................1

     1.     Act...............................................................1

     2.     Admission Agreement...............................................1

     3.     Affiliate.........................................................1

     4.     Agreement.........................................................1

     5.     Assignee..........................................................1

     6.     Benefit Plan Investor.............................................1

     7.     Bravo.............................................................2

     8.     Business Day......................................................2

     9.     Capital Contribution..............................................2

     10.    Certificate of Formation..........................................2

     11.    Class A-1 Note....................................................2

     12.    Class A-2 Note....................................................2

     13.    Class B Note......................................................2

     14.    Class C Note......................................................2

     15.    Class D Note......................................................2

     16.    Class E Note......................................................2

     17.    Class F Note......................................................2

     18.    Code..............................................................2

     19.    Collection Account................................................3

     20.    Company...........................................................3

     21.    Company Property..................................................3

     22.    Contracts.........................................................3

     23.    Contract Files....................................................3

     24.    Covered Person....................................................3

     25.    Default Interest Rate.............................................3

     26.    Disposition (Dispose).............................................3

     27.    Dissolution Event.................................................3

     28.    Distribution......................................................3

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                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE
     29.    Effective Date....................................................3

     30.    Equipment.........................................................3

     31.    HPSC..............................................................3

     32.    Indenture.........................................................3

     33.    Indenture Trustee.................................................3

     34.    Independent Manager...............................................3

     35.    Initial Capital Contribution......................................4

     36.    Initial Managers..................................................4

     37.    Initial Member....................................................4

     38.    Initial Purchaser.................................................4

     39.    Insolvency Event..................................................4

     40.    Insurance Policies................................................4

     41.    Insurance Proceeds................................................4

     42.    Issuers...........................................................4

     43.    Liquidation Proceeds..............................................4

     44.    LLC II............................................................4

     45.    Managers..........................................................5

     46.    Member............................................................5

     47.    Membership Interest...............................................5

     48.    Money.............................................................5

     49.    Notes.............................................................5

     50.    Notice............................................................5

     51.    Obligors..........................................................5

     52.    Organization......................................................5

     53.    Organization Expenses.............................................5

     54.    Originator........................................................5

     55.    Person............................................................5

     56.    Principal Office..................................................5

     57.    Proceeding........................................................5

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE
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     58.    Property..........................................................6

     59.    Purchase Agreement................................................6

     60.    Receivables Transfer Agreement....................................6

     61.    Regulations.......................................................6

     62.    Related Company...................................................6

     63.    Related Person....................................................6

     64.    Resignation.......................................................6

     65.    Servicer..........................................................6

     66.    Servicing Agreement...............................................6

     67.    SPE...............................................................6

     68.    Special Member....................................................6

     69.    State.............................................................6

     70.    Substitute Member.................................................6

     71.    Taxable Year......................................................6

     72.    Taxing Jurisdiction...............................................6

     73.    Transferors.......................................................6

ARTICLE II   FORMATION........................................................7

     1.     Organization......................................................7

     2.     Agreement.........................................................7

     3.     Name..............................................................7

     4.     Effective Date....................................................7

     5.     Term..............................................................7

     6.     Resident Agent and Office.........................................7

     7.     Principal Office..................................................8

ARTICLE III  NATURE OF BUSINESS...............................................8

     1.     Purposes..........................................................8

     2.     Limitations.......................................................9

ARTICLE IV   RECORDS.........................................................11

     1.     Records to be Maintained.........................................11

                                      -iii-
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
                                                                            PAGE
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ARTICLE V    NAME AND ADDRESS OF MEMBER......................................11

ARTICLE VI   RIGHTS AND DUTIES OF MEMBER.....................................11

     1.     Single Member Company............................................11

     2.     Management Rights................................................11

     3.     Liability of Member..............................................12

     4.     Indemnification..................................................12

     5.     Representations and Warranties...................................12

     6.     Conflicts of Interest............................................12

ARTICLE VII  MANAGERS........................................................13

     1.     Initial Managers.................................................13

     2.     Independent Managers.............................................13

     3.     Term of Office as Managers.......................................14

     4.     Authority of Member to Bind the Company (General Powers).........14

     5.     Actions of the Managers..........................................14

     6.     Authority to Sign Documents......................................14

     7.     Compensation of Managers.........................................14

     8.     Managers' Standard of Care and Indemnification...................14

     9.     Removal of Managers..............................................14

     10.    Addition or Replacement of Managers..............................14

ARTICLE VIII CONTRIBUTIONS AND CAPITAL ACCOUNTS..............................15

     1.     Capital Contributions............................................15

     2.     Additional Contributions.........................................15

ARTICLE IX   DISTRIBUTIONS...................................................15

     1.     Interim Distributions............................................15

     2.     Limitations on Distributions.....................................15

ARTICLE X    TAXES...........................................................16

     1.     Disregarded Entity Treatment.....................................16

     2.     Certain Standby Provisions.......................................16

ARTICLE XI   DISPOSITION OF MEMBERSHIP INTERESTS.............................17

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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     1.     Disposition......................................................17

     2.     Dispositions Not in Compliance with this Article Void............17

ARTICLE XII  ADMISSION OF ASSIGNEES..........................................17

     1.     Rights of Assignee...............................................17

     2.     Admission of Substitute Member...................................17

     3.     Forbidden Transfers and Assignments..............................17

ARTICLE XIII DISSOLUTION AND WINDING UP......................................18

     1.     Dissolution......................................................18

     2.     Effect of Dissolution............................................18

     3.     Distribution of Assets on Dissolution............................19

     4.     Winding Up and Certificate of Cancellation.......................19

     5.     Resignation of Member............................................19

     6.     Continuation of Company..........................................19

ARTICLE XIV  AMENDMENT.......................................................20

     1.     Agreement may be Modified........................................20

     2.        Amendment or Modification of Agreement........................20

ARTICLE XV   MISCELLANEOUS PROVISIONS........................................20

     1.     Entire Agreement.................................................20

     2.     No Partnership Intended for Non-tax Purposes.....................21

     3.     Rights of Creditors and Third Parties Under Agreement............21

     4.     Governing Law....................................................21

EXHIBIT A    Initial Member

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                      HPSC Gloucester Funding 2003-1 LLC I

     This Limited Liability Company Agreement of HPSC Gloucester Funding 2003-1 LLC I, a limited liability company formed pursuant to the Delaware Limited Liability Company Act, is entered into and shall be effective as of the Effective Date, by and among the Company and the entity executing this Agreement as the Initial Member.

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms in this Agreement (as defined below) shall have the meanings set forth below, or as otherwise specifically defined in this Agreement. Capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Annex to the Indenture, dated as of March 31, 2003, by and among the Servicer, the Issuers, the Originator and the Indenture
Trustee:

     1. ACT. The Delaware Limited Liability Company Act and all amendments to the Act.

     2. ADMISSION AGREEMENT. The Agreement between an Assignee and the Company described in Article XII.

     3. AFFILIATE. An "affiliate" of, or a Person or Organization, "affiliated" with, a specified Person or Organization, is (a) a Person or Organization that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person or Organization, (b) a Person or Organization owning or controlling ten percent or more of the outstanding voting securities of such specified Person or Organization, (c) any officer, director, partner or general trustee of such specified Person or Organization and (d) if such other Person or Organization is an officer, director or partner, any company for which such Person or Organization acts in any such capacity.

     4. AGREEMENT. This Limited Liability Company Agreement including all Admission Agreements and amendments adopted in accordance with this Agreement and the Act.

     5. ASSIGNEE. A transferee of a Membership Interest who has not been admitted as a Substitute Member.

     6. BENEFIT PLAN INVESTOR. A Benefit Plan Investor shall mean (a) an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (b) a "plan" within the meaning of Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code and (c) any Person or Organization that is acting on behalf of or investing the assets of a plan described in (a) or (b).

     7.  BRAVO. HPSC Bravo Funding, LLC, a Delaware limited liability company.

     8. BUSINESS DAY. Any day other than Saturday, Sunday or any legal holiday observed in the State.

     9. CAPITAL CONTRIBUTION. Any contribution of Property, services or the obligation to contribute Property or services made by or on behalf of a Member or Assignee.

     10. CERTIFICATE OF FORMATION. The Certificate of Formation, as properly adopted and amended from time to time pursuant to the Act and filed with the Secretary of State.

     11. CLASS A-1 NOTE. Any one of the Class A-1 Notes executed by the Issuers and authenticated by the Indenture Trustee, substantially in the form attached to the Indenture.

     12. CLASS A-2 NOTE. Any one of the Class A-2 Notes executed by the Issuers and authenticated by the Indenture Trustee, substantially in the form attached to the Indenture.

     13. CLASS B NOTE. Any one of the Class B Notes executed by the Issuers and authenticated by the Indenture Trustee, substantially in the form attached to the Indenture.

     14. CLASS C NOTE. Any one of the Class C Notes executed by the Issuers and authenticated by the Indenture Trustee, substantially in the form attached to the Indenture.

     15. CLASS D NOTE. Any one of the Class D Notes executed by the Issuers and authenticated by the Indenture Trustee, substantially in the form attached to the Indenture.

     16. CLASS E NOTE. Any one of the Class E Notes executed by the Issuers and authenticated by the Indenture Trustee, substantially in the form attached to the Indenture.

     17. CLASS F NOTE. Any one of the Class F Notes executed by the Issuers and authenticated by the Indenture Trustee, substantially in the form attached to the Indenture.

     18. CODE. The Internal Revenue Code of 1986, as amended from time to time.

     19. COLLECTION ACCOUNT. The account maintained by the Indenture Trustee into which payments on the Contracts are made.

     20. COMPANY. HPSC Gloucester Funding 2003-1 LLC I, a limited liability company formed under the laws of the State of Delaware, and any successor limited liability company.

     21. COMPANY PROPERTY. Any Property owned by the Company.

     22. CONTRACTS. The agreements evidencing the indebtedness of the related obligor, including, as applicable, schedules, supplements and amendments thereto, under which HPSC leases or sells Equipment, or under which HPSC makes a loan to an obligor. The term Contracts includes the Initial Contracts, Subsequent Contracts and Substitute Contracts, all as defined in the Indenture.

     23. CONTRACT FILES. The Contracts, evidence of filing of a UCC financing statement and other original documents related to the Contracts and any other documents required to be delivered by the Servicer to the Custodian pursuant to the Indenture.

     24. COVERED PERSON. As defined in Article VI thereof.

     25. DEFAULT INTEREST RATE. The higher of the legal rate or the then-current prime rate quoted by the largest commercial bank in the jurisdiction of the Principal Office plus three percent.

     26. DISPOSITION (DISPOSE). Any sale, assignment, transfer, exchange, mortgage, pledge, grant, hypothecation, or other transfer, absolute or as security or encumbrance (including dispositions by operation of law).

     27. DISSOLUTION EVENT. An event, the occurrence of which will result in the dissolution of the Company under Article XIII.

     28. DISTRIBUTION. A transfer of Property to a Member on account of a Membership Interest as described in Article IX.

     29. EFFECTIVE DATE. March 31, 2003.

     30. EQUIPMENT. The equipment leased or sold, as applicable, to an Obligor pursuant to any Contract.

     31. HPSC. HPSC, Inc., a Delaware corporation and parent of Bravo.

     32. INDENTURE. The Indenture, dated as of March 31, 2003, among the Issuers, the Originator and Servicer, and the Indenture Trustee, as the same may be amended from time to time in accordance with the terms thereof.

     33. INDENTURE TRUSTEE. The institution executing the Indenture and Servicing Agreement as Indenture Trustee, or its successor in interest, and any successor indenture trustee appointed as provided therein, or any successor to the Indenture Trustee's corporate trust business (or a substantial portion thereof), which institution shall initially be BNY Midwest Trust Company, an Illinois corporation.

     34. INDEPENDENT MANAGER. An individual who has not been for a period of 5 years prior to his or her appointment to the Board of Managers and continuing through such time: (i) a director, officer, employee, creditor, supplier, family member, manager or contractor of HPSC or any Affiliate of HPSC or of any entity owning beneficially, directly or indirectly, more than 5% of the outstanding shares of HPSC or any Affiliate of HPSC (other than an SPE), or (ii) a director, officer, employee, creditor, supplier, family member, manager or contractor of such beneficial owner's subsidiaries or Affiliates (other than an SPE). An Independent Manager may not be a trustee in bankruptcy for any SPE or any Affiliate of a SPE, but may be an employee of a Person that provides corporate services (such as registered agent and registered officer) to HPSC (or any Affiliate of HPSC or any entity owning beneficially, directly or indirectly, more than 5% of the outstanding shares of HPSC or any Affiliate of HPSC). The initial Independent Managers shall be Kenneth J. Uva and Kim E. Lutthans.

     35. INITIAL CAPITAL CONTRIBUTION. The Capital Contribution agreed to be made by the Initial Member as described in Article VIII.

     36. INITIAL MANAGERS. As defined in Article VII.

     37. INITIAL MEMBER. The entity identified on Exhibit A attached hereto and made a part hereof by this reference which has executed this Agreement.

     38. INITIAL PURCHASER. Merrill Lynch, Pierce, Fenner & Smith Incorporated and ING Financial Markets LLC.

     39. INSOLVENCY EVENT. With respect to any Person or Organization: (i) the entry of a decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for such Person or Organization, in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person or Organization's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; (ii) the consent by such member to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such member or of or relating to substantially all of such Person or Organization's property; or (iii) if such Person or Organization shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

     40. INSURANCE POLICIES. The insurance policies maintained by the Obligors with respect to the Equipment.

     41. INSURANCE PROCEEDS. The proceeds of the Insurance Policies.

     42. ISSUERS. The Company and LLC II.

     43. LIQUIDATION PROCEEDS. Proceeds from the sale and re-lease of the related collateral, proceeds of the related insurance policy and any other recoveries with respect to a defaulted contract and the related Equipment, including, without limitation, any amounts collected as judgments against an Obligor or others related to the failure of such Obligor to pay any required amounts under the related Contract or to return the Equipment, net of (i) any unreimbursed servicer advances with respect to such Contract or such Equipment,
(ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Contract or in liquidating or remarketing such Equipment and
(iii) amounts so received that are required to be refunded to the obligor on such Contract.

     44. LLC II. HPSC Gloucester Funding 2003-1 LLC II, a Delaware limited liability company.

     45. MANAGERS. As defined in Article VII hereof.

     46. MEMBER. Initial Member or Substitute Member in their capacities as members of the Company, and, unless the context expressly indicates to the contrary, includes Assignees. The term "Member" shall not include Special Members.

     47. MEMBERSHIP INTEREST. The limited liability company interest in the Company of a Member, including the rights of a Member or, in the case of an Assignee, the rights of the assigning Member in Distributions (liquidating or otherwise) and allocations of the profits, losses, gains, deductions, and credits of the Company.

     48. MONEY. Cash or other legal tender of the United States, or any obligation that is immediately reducible to legal tender without delay or discount. Money shall be considered to have a fair market value equal to its face amount.

     49. NOTES. Collectively, the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes.

     50. NOTICE. Any notice required to be furnished pursuant to this Agreement. Such Notice shall be in writing. Notice to the Company shall be considered given when mailed by first-class mail, postage prepaid, addressed to the Managers in care of the Company at the address of Principal Office. Notice as to a Member shall be considered given when mailed by first-class mail, postage prepaid, addressed to the Member at the address reflected in this Agreement unless the Member has given the Company a Notice of a different address.

     51. OBLIGORS. The obligors under the Contracts.

     52. ORGANIZATION. A Person other than a natural person. Organization includes, without limitation, corporations (both non-profit and other corporations), partnerships (both limited and general), joint ventures, limited liability companies, and unincorporated associations, but the item does not include joint tenancies and tenancies by the entirety.

     53. ORGANIZATION EXPENSES. Those expenses incurred in the organization of the Company including the costs of preparation of this Agreement and the Certificate of Formation.

     54. ORIGINATOR. HPSC.

     55. PERSON. An individual, trust, estate, or any incorporated or unincorporated organization permitted to be a member of a limited liability company under the laws of the State.

     56. PRINCIPAL OFFICE. The office set forth in Article II, Section 7 of this Agreement.

     57. PROCEEDING. Any administrative, judicial, or other adversary proceeding, including, without limitation, litigation, arbitration, administrative adjudication, mediation, and appeal or review of any of the foregoing.

     58. PROPERTY. Any property, real or personal, tangible or intangible, including money and any legal or equitable interest in such property, but excluding services and promises to perform services in the future.

     59. PURCHASE AGREEMENT. The Note Purchase Agreement, dated March 31, 2003, among the Issuers, the Originator, and the Initial Purchasers.

     60. RECEIVABLES TRANSFER AGREEMENT. The Receivables Transfer Agreement, dated as of March 31, 2003, among the Originator, the Transferors and the Issuers, as the same may be amended from time to time in accordance with the terms thereof.

     61. REGULATIONS. Except where the context indicates otherwise, the permanent, temporary, proposed, or proposed and temporary regulations of the Department of the Treasury under the Code as such regulations may be lawfully changed from time to time.

     62. RELATED COMPANY. Any Member of the Company or any entity other than the Company now or hereafter controlled directly or indirectly by, or under direct or indirect common control with, HPSC, Inc.

     63. RELATED PERSON. A Person having a relationship to a Member that is described in Section 752-4(b) of the Regulations.

     64. RESIGNATION. The act by which a Manager ceases to be a Manager.

     65. SERVICER. The Person performing the duties of the Servicer under the Indenture and the Servicing Agreement, initially HPSC.

     66. SERVICING AGREEMENT. The Servicing Agreement, dated as of March 31, 2003, among the Issuers, the Originator, the Servicer, the Indenture Trustee, and the Back-Up Servicer, as the same may be amended from time to time in accordance with the terms thereof.

     67. SPE. Any special purpose Affiliate of HPSC.

     68. SPECIAL MEMBER. As defined in Article XIII.

     69. STATE. The State of Delaware.

     70. SUBSTITUTE MEMBER. An Assignee who has been admitted to the Company as a Member of the Company pursuant to this Agreement.

     71. TAXABLE YEAR. The taxable year of the Company as determined pursuant to
Section 706 of the Code.

     72. TAXING JURISDICTION. Any state, local, or foreign government that collects tax, interest or penalties, however designated, on any Member's share of the income or gain attributable to the Company.

     73. TRANSFERORS. Collectively, HPSC and Bravo.

                                   ARTICLE II

                                    FORMATION

     1. ORGANIZATION. The Company was formed as a Delaware Limited Liability company pursuant to the provisions of the Act. The Certificate of Formation of the Company was filed on November 1, 2002, as HPSC Gloucester Funding 2002-1 LLC I, and a Certificate of Amendment of the Certificate of Formation was filed on February 13, 2003, thereby changing the name of the Company to HPSC Gloucester Funding 2003-1 LLC I (each filing being hereby approved and ratified in all respects). The Company has never previously executed a limited liability company agreement and has not engaged in any business. The Initial Member admitted to the Company at the date of formation was HPSC. Up to and including the date of execution of this Agreement, the Initial Member has been and will continue to be the sole Member of the Company.

     2. AGREEMENT. For and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Initial Member executing this Agreement hereby agrees to the terms and conditions of this Agreement, as it may from time to time be amended according to its terms. It is the express intention of the Initial Member that this Agreement shall be the sole source of agreement of the parties, and, except to the extent a provision of this Agreement expressly incorporates federal income tax rules by reference to sections of the Code or Regulations or is expressly prohibited or ineffective under the Act, this Agreement shall govern, even when inconsistent with, or different than, the provisions of the Act or any other law or rule. To the extent any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the smallest degree possible in order to make this Agreement effective under the Act. In the event the Act is subsequently amended or interpreted in such a way to make any provision of this Agreement that was formerly invalid valid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.

     3. NAME. The name of the Company is HPSC Gloucester Funding 2003-1 LLC I, and all business of the Company shall be conducted under that name or under any other name, but in any case, only to the extent permitted by applicable law.

     4. EFFECTIVE DATE. This Agreement shall become effective as of March 31, 2003.

     5. TERM. The Company shall be dissolved and its affairs wound up in accordance with the Act and this Agreement on December 31, 2018, unless prior to such date the term shall be extended by amendment to this Agreement, or unless the Company shall be sooner dissolved and its affairs wound up in accordance with the Act or this Agreement.

     6. RESIDENT AGENT AND OFFICE. The resident agent for the service of process and the registered office shall be that Person or Organization and location reflected in the Certificate of Formation as filed in the office of the Secretary of State of Delaware. The Managers may, from time to time, change the resident agent or office through appropriate filings with the Secretary of State of Delaware. In the event the resident agent ceases to act as such for any reason or the registered office shall change, the Managers shall promptly designate a replacement resident agent or file a notice of change of address as the case may be. If the Managers shall fail to designate a replacement resident agent or change of address of the registered office, any Member may designate a replacement resident agent or file a notice of change of address.

     7. PRINCIPAL OFFICE. The Principal Office of the Company shall be located at 60 State Street, Suite 3520, Boston, Massachusetts 02109-1803.

                                   ARTICLE III

                               NATURE OF BUSINESS

     1. PURPOSES. The business in which the Company may engage and the powers which the Company may exercise are restricted exclusively to the following:

          1.1 to acquire from HPSC and Bravo, pursuant to the Receivables Transfer Agreement and the Indenture, all right, title, and interest in and to
(i) the Contracts (including any Subsequent Contracts and/or Substitute Contracts (each as defined in the Indenture) in accordance with the Receivables Transfer Agreement and the Indenture), including any payments to be made by Obligors under Contracts and any Liquidation Proceeds received thereunder and all other Conveyed Assets (as defined in the Indenture); (ii) all guaranties of an Obligor's obligations under a Contract; (iii) the related Contract Files;
(iv) all Insurance Policies and Insurance Proceeds with respect to Contracts;
(v) all income and proceeds of the foregoing;

          1.2 to pledge and transfer to the Indenture Trustee pursuant to the Indenture the property and interests described in paragraph 1.1 above;

          1.3 to authorize, issue, and sell up to seven classes of the Notes pursuant to the Indenture;

          1.4 to hold financial assets that qualify for sale accounting treatment for purposes of Financial Accounting Standards Board Statement No. 140 ("FASB 140");

          1.5 to hold a reversionary interest in the property and interests pledged pursuant to paragraph 1.2 above;

          1.6 to enter into the Servicing Agreement with respect to the servicing of the Contracts, to enter into the Purchase Agreement, to enter into the Indenture, and to enter into the Receivables Transfer Agreement (collectively, the "TRANSACTION DOCUMENTS");

          1.7 to purchase from time to time certain LLC II Contract payments to be made by Obligors (other than payments for the purchase of Equipment);

          1.8 to enter into an agreement with the Servicer whereby (i) the Servicer pays state taxes due on payments to the Company from Obligors under the Contracts and (ii) the tax payments are properly reflected on the books of both the Servicer and Company;

          1.9 to enter into interest rate or basis swap, cap, floor or collar agreements, currency exchange agreements, or similar hedging transactions and related referral, management, servicing and administration agreements;

          1.10 to distribute to the Member such of the Company's assets as it is entitled to in accordance with the terms hereof and the terms of the Indenture; and

          1.11 to have and exercise all of the power and rights conferred upon limited liability companies formed pursuant to the Act that are necessary, convenient or incidental to any of the foregoing purposes in subsections 1.1 to
1.10 above.

     2. LIMITATIONS.

          2.1 Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Company shall not, so long as any of the Notes are outstanding, do any of the following:

                 (i) dissolve (to the fullest extent permitted by law) or liquidate, in whole or in part;

                 (ii) consolidate, convert or merge with or into any other entity or convey or transfer all or substantially all of its properties and assets (other than the Notes) to any entity other than an SPE which will not be consolidated with any other Person;

                 (iii) incur, assume or guarantee any indebtedness, or pledge its assets to secure any indebtedness or hold its assets out to be available to satisfy the obligations of any other Person or Organization;

                 (iv)    substitute one or more Contracts except as permitted by
Section 4.01 of the Indenture; or

                 (v) amend, alter, change or repeal Article I, III, VII, XI, XIII or XIV of this Agreement.

          2.2 The Company shall conduct its affairs in accordance with the following provisions:

                 (i) it shall not engage in any business or activity other than as permitted by Article III hereof;

                 (ii) it shall maintain separate records, financial statements and books of account from those of any direct or ultimate parent of any Related Company and any other Person or Organization; PROVIDED, HOWEVER, that if in addition to such separate financial statements, the Company's financial statements are included as a part of the consolidated financial statements of its parent institution, any of its affiliates and any other Person or Organization, such consolidated financial statements shall contain a footnote to the effect that the Company has assets and liabilities separate and apart from those of such Person or Organization and such assets are not available to creditors and those separate assets and liabilities are shown on the separate financial statements of the Company;

                 (iii) it shall not commingle the Company's assets with those of any other Person or Organization, except as provided for in the Escrow Agreement;

                 (iv) its Member shall hold meetings, as appropriate to authorize all action on behalf of the Company and observe all other organizational formalities of the Company;

                 (v) it shall not become involved in the day to day management of any other Person or Organization;

                 (vi) it shall operate so as not to be substantively consolidated with any other Person or Organization;

                 (vii) it shall maintain its assets separately from those of any Related Company or any other Person or Organization (including through the maintenance of a separate bank account);

                 (viii) it shall hold itself out as a separate entity from any other Person or Organization; it shall conduct business in its own name on its own stationery, invoices and checks; and it shall correct any known misunderstanding regarding its separate identity;

                 (ix) it shall conduct its business from an office separate from any Member of the Company, other than any Affiliates of the Company which are special purpose, "bankruptcy remote" entities;

                 (x) it shall not act as the agent of any other Person or Organization;

                 (xi) it shall pay its own expenses (including salaries of its employees) from its own funds;

                 (xii) it shall not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

                 (xiii) it shall not acquire obligations or securities of its members or its Affiliates;

                 (xiv) it shall allocate fairly and reasonably any overhead for shared office space;

                 (xv) other than the pledge of Property of the Company to the Indenture Trustee, it shall not pledge or otherwise encumber its assets for the benefit of any other entity or make any loans or advances to any entity;

                 (xvi) it shall maintain adequate capital and a sufficient number of employees in light of its contemplated business activities; and

                 (xvii) it shall insure that any financial transaction between the Company and any of its Affiliates shall be at arm's length and on commercially reasonable terms.

          2.3 The Company shall not, without the affirmative vote of 100% of the Managers of the Company (including an affirmative vote of each Independent Manager required by Article VII hereof), make an assignment for the benefit of creditors, file a petition in bankruptcy on behalf of itself, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Company or for a substantial part of the Company's property, commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereinafter in effect, with respect to the Company, consent or acquiesce to the entry of an order for relief, or in the filing of any such petition, application, proceeding or appointment of or taking possession by the custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any substantial part of the Company's property, or admit the Company's inability to pay its respective debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Company.

                                   ARTICLE IV

                                     RECORDS

     1. RECORDS TO BE MAINTAINED. The Company shall maintain the following records at its registered office:

          1.1 A current list of the full name and last known business address of the Member and each Manager, separately identifying the Member and Managers (including the Independent Managers) in alphabetical order;

          1.2 A copy of the Certificate of Formation and all amendments thereto, together with executed copies of any powers of attorney pursuant to which the Certificate of Formation has been executed;

          1.3    Copies of this Agreement, including all amendments thereto;

                                    ARTICLE V

                           NAME AND ADDRESS OF MEMBER

     The name and address of the Initial Member are as reflected on Exhibit A attached hereto and by this reference made a part hereof as if set forth fully herein.

                                   ARTICLE VI

                           RIGHTS AND DUTIES OF MEMBER

     1. SINGLE MEMBER COMPANY. It is intended that the Company shall be a single member limited liability company, except for the admission of Special Members, as provided in Article XIII.

     2. MANAGEMENT RIGHTS. The Member shall be entitled to the sole vote on, and right to approve any matter submitted for vote or approval of the Member.

     3. LIABILITY OF MEMBER. The Member shall not be liable as such for the liabilities of the Company. The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Member or Managers for liabilities of the Company.

     4. INDEMNIFICATION.

                 (a) No Member nor any officer, director, employee or agent of the Company nor any employee, representative, agent or Affiliate of the Member (collectively, the "COVERED PERSONS") shall be liable to the Company or any other Person who is bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence or willful misconduct.

                 (b) To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's gross negligence or willful misconduct with respect to such acts or omissions; PROVIDED, HOWEVER, that any indemnity under this Section 4 by the Company shall be provided out of and to the extent of Company assets only, and the Member shall not have personal liability on account thereof; and PROVIDED FURTHER, that so long as any obligation is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under this SECTION 4 shall be payable from amounts allocable to any other Person pursuant to the Transaction Documents.

     5. REPRESENTATIONS AND WARRANTIES. The Member hereby represents and warrants to the Company that: (a) it is duly organized, validly existing, and in good standing under the laws of its state of organization and that it has full organizational power to execute and agree to this Agreement and to perform its obligations hereunder; (b) it is acquiring its interest in the Company for its own account as an investment and without an intent to distribute the interest; and (c) it acknowledges that the interests have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be resold or transferred without appropriate registration or the availability of an exemption from such requirements.

     6. CONFLICTS OF INTEREST.

          6.1 The Member shall be entitled to enter into transactions that may be considered to be competitive with, or a business opportunity that may be beneficial to, the Company, it being expressly understood that the Member may enter into transactions that are similar to the transactions into which the Company may enter. Notwithstanding the foregoing, the Member shall account to the Company and hold as trustee for it any property, profit, or benefit derived by the Member in the conduct and winding up of the Company business or from a use or appropriation by the Member of Company property including information developed exclusively for the Company and opportunities expressly offered to the Company.

          6.2 A Member does not violate a duty or obligation to the Company merely because the Member's conduct furthers the Member's own interest. A Member may lend money to and transact other business with the Company. The rights and obligations of the Member if it lends money to or transacts business with the Company are the same as those of a Person who is not a Member, subject to other applicable law. No transaction with the Company shall be voidable solely because a Member has a direct or indirect interest in the transaction if either the transaction is fair to the Company or the disinterested Managers, in either case knowing the material facts of the transaction and the Member's interest, authorize, approve, or ratify the transaction.

                                   ARTICLE VII

                                    MANAGERS

     1. INITIAL MANAGERS. The ordinary and usual decisions concerning the business affairs of the Company shall be made by the Board of Managers. There shall initially be five (5) Managers of the Company. The Initial Managers shall be the following individuals:

Name                                    Address
----                                    -------
Stephen K. Ballou                       c/o HPSC, Inc.
                                        60 State St.
                                        Boston, MA 02109-1803

Richard Kenney                          c/o HPSC, Inc.
                                        60 State St.
                                        Boston, MA 02109-1803

Rene Lefebvre                           c/o HPSC, Inc.
                                        60 State St.
                                        Boston, MA 02109-1803

Kenneth J. Uva                          c/o Corporation Trust Center
                                        1209 Orange St.
                                        Wilmington, DE 19801

Kim E. Lutthans                         c/o Corporation Trust Center
                                        1209 Orange St.
                                        Wilmington, DE  19801

     2. INDEPENDENT MANAGERS. At least two members of the Board of Managers shall be Independent Managers.

     3. TERM OF OFFICE AS MANAGERS. No Manager shall have any contractual right to such position. Each Manager shall serve until he shall die, resign, become incapable of serving or be removed.

     4. AUTHORITY OF MEMBER TO BIND THE COMPANY (GENERAL POWERS). The Member hereby agrees that only the Managers (acting, except as otherwise provided herein, by majority vote) and authorized agents of the Company shall have the authority to bind the Company. The Managers have the power, on behalf of the Company, to do all things necessary or convenient to carry out the business of the Company.

     5. ACTIONS OF THE MANAGERS. Subject to the delegation of rights and powers provided for herein, the Managers shall have the sole right to manage the business of the Company and shall have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company. Except as otherwise provided herein, the vote of two Managers shall be necessary to approve any action by the Board of Managers. The Member, by reason of its status as such, shall have no authority to act for or bind the Company but shall have only the right to vote on and approve the actions herein specified to be voted on or approved by the Member. To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the Managers shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in this Agreement. Except as provided in this Agreement, in exercising their rights and performing their duties under this Agreement, any Manager shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware.

     6. AUTHORITY TO SIGN DOCUMENTS. The Managers of the Company, and each of them acting singly, are authorized to execute, acknowledge and deliver any documents necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company, and the execution and delivery by any of such Managers of any such documents shall be conclusive evidence that such is within the authority of such Manager so to do.

     7. COMPENSATION OF MANAGERS. The Member hereby agrees that it shall pay all fees and expenses incurred by each of the Independent Managers in the discharge of its duties under this Agreement. The Managers shall be reimbursed all reasonable expenses incurred in managing the Company. Except as otherwise set forth herein under Section 3 of Article VI hereof, the Managers shall receive no compensation.

     8. MANAGERS' STANDARD OF CARE AND INDEMNIFICATION. The Managers' duty of care in the discharge of the Managers' duties to the Company and the Member shall be the same as a director's duty-of care in the discharging of its duties under Delaware General Corporation law (subject to terms of Agreement).

     9. REMOVAL OF MANAGERS. The Managers (other than the Independent Managers) may be removed (with or without cause) by the affirmative vote of the Member. The Independent Managers may be removed (with or without cause) by the Indenture Trustee.

     10. ADDITION OR REPLACEMENT OF MANAGERS. The Member may elect new Managers or replace existing Managers, subject to Section 1 of this Article VII; provided, however, that there shall be no change of or appointment of new Managers without the prior confirmation from the rating agencies then rating the Notes that such change will not result in either a downgrade or a withdrawal of any of the then current ratings of the outstanding Notes; and provided, further, however, that a new Independent Manager may be appointed only by the Indenture Trustee.

                                  ARTICLE VIII

                       CONTRIBUTIONS AND CAPITAL ACCOUNTS

     1. CAPITAL CONTRIBUTIONS. The Initial Member shall make the Initial Capital Contribution described for the Initial Member on EXHIBIT A at the time and on the terms specified on EXHIBIT A. If no time for contribution is specified, the Capital Contributions shall be made upon the filing of the Certificate of Formation. The value of the Capital Contributions shall be as set forth on EXHIBIT A. No interest shall accrue on any Capital Contribution and the Member shall have no right to withdraw or be repaid any Capital Contribution except as provided in this Agreement.

     2. ADDITIONAL CONTRIBUTIONS. In addition to the Initial Capital Contributions, the Managers may, but are not required to, determine from time to time that additional contributions are needed to enable the Company to conduct its business. Upon making such a determination, the Managers shall give Notice to the Member in writing at least two Business Days prior to the date on which such contribution is requested such Notice shall set forth the amount of additional contribution requested, the purpose for which the contribution is requested, and the date by which the Member may contribute. The Member shall not be obligated to make any such additional contributions.

                                   ARTICLE IX

                                  DISTRIBUTIONS

     1. INTERIM DISTRIBUTIONS. From time to time, the Managers shall determine in their reasonable judgment to what extent, if any, the Company's cash on hand exceeds the current and anticipated needs, including, without limitation, needs for operating expenses, debt service, acquisitions, reserves, and mandatory Distributions, if any. To the extent such excess exists, the Managers may make Distributions to the Member in accordance with the terms of this Agreement and the Indenture. Such Distributions shall be in cash or Property (which need not be distributed proportionately) or partly in both, as determined by the Managers.

     2. LIMITATIONS ON DISTRIBUTIONS. No Distribution shall be declared and paid unless, after the distribution is made, the assets of the Company are in excess of all liabilities of the Company, except liabilities to its Member and such distribution complies with applicable law.

                                    ARTICLE X

                                      TAXES

     1. DISREGARDED ENTITY TREATMENT. The Initial Member intends that, for federal income tax purposes, the Company shall be disregarded as an entity and its assets shall be treated as owned in whole by the Initial Member. The Managers and the Initial Member agree that they will not file an election to be treated as an association with the Internal Revenue Service or otherwise take any action contrary to the foregoing intention except as provided in Section 2 of this Article X.

     2. CERTAIN STANDBY PROVISIONS. If appropriate tax authorities require the Company to be treated as other than a disregarded entity for income tax purposes on account of any Notes being characterized as equity and not debt, then the Initial Member and the Managers agree that the Company shall be treated as a partnership for such purposes, and the following provisions shall apply and the Managers shall perform or cause to be performed the following actions:

          2.1 A separate capital account (a "TAX CAPITAL ACCOUNT") shall be established and maintained for each Member and each Note Owner that is classified as a partner of such partnership for income tax purposes (collectively, "PARTNERS" and individually, "PARTNER") in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv). No Partner shall be entitled to interest on its Tax Capital Account or any capital contribution made to the Company.

          2.2 No Partner shall be required to restore any deficit balance in its Tax Capital Account, and no Partner shall be liable for the return of the Tax Capital Account of, or of any capital contribution made to the Company by, another Partner.

          2.3 Income, deductions, gain and loss shall be allocated among the Partners for income tax purposes in a reasonable manner consistent with the economic substance of their respective rights under the Indenture and in accordance with Treasury Regulations promulgated under Section 704 of the Code.

          2.4 The Company shall deliver to the Partners, as is required by the Code, the applicable Treasury Regulations or otherwise, such information as may be required to enable the Partners to prepare their tax returns.

          2.5 The Company shall prepare all applicable tax returns as may be required by law on the basis of such fiscal year and accounting methods as the Managers shall reasonably determine. The Managers shall sign and file any and all such tax returns, unless applicable law requires a Partner to sign such documents, in which case such returns shall be signed by the Initial Member.

          2.6 To the extent one may be required, the Initial Member shall be the "tax matters partner" of the Company pursuant to the Code and the applicable Treasury Regulations.

          2.7 The Company shall make such elections as may from time to time be required or appropriate under any applicable statute or rule or regulation thereunder so as to maintain the Company's characterization as a partnership for federal income tax purposes, and under no circumstances will the Company, the Initial Member or any Manager file an election for the Company to be treated as an association with the Internal Revenue Service.

                                   ARTICLE XI

                       DISPOSITION OF MEMBERSHIP INTERESTS

     1. DISPOSITION. The Initial Member or an Assignee may dispose of all, but not less than all of the Initial Member's or Assignee's Membership Interest upon compliance with this SECTION 1. No Membership Interest shall be Disposed of:

          1.1 if such disposition, alone or when combined with other transactions, would result in a termination of the Company within the meaning of
Section 708 of the Code;

          1.2 without an opinion of counsel satisfactory to the Managers that such assignment is subject to an effective registration under, or exempt from the registration requirements of, the applicable state and federal securities laws;

          1.3 unless and until the Company receives from the Assignee the information and agreements that the Managers may reasonably require, including but not limited to any taxpayer identification number and any agreement that may be required by any Taxing Jurisdiction; and

          1.4 unless such disposition is to a single Assignee, and if such Assignee is a partnership, grantor trust, S corporation or other "flow-through" entity for tax purposes, such Assignee has provided an opinion of counsel satisfactory to the Managers that, pursuant to Section 1.7704-1(h)(3) of the Regulations, owners of such Assignee shall not be treated as partners in the Company for purposes of Section 1.7704-1(h)1(ii) of the Regulations.

     2. DISPOSITIONS NOT IN COMPLIANCE WITH THIS ARTICLE VOID. To the fullest extent permitted by law, any attempted Disposition of a Membership Interest, or any part thereof, not in compliance with this Article is null and void AB INITIO.

                                   ARTICLE XII

                             ADMISSION OF ASSIGNEES

     1. RIGHTS OF ASSIGNEE. The Assignee of a Membership Interest has no right to participate in the management of the business and affairs of the Company or to become a Member. The Assignee is only entitled to receive the Distributions and return of capital, and to be allocated the income, deductions, gain and loss attributable to the Membership Interest in accordance with Section 2.3 of
Article X.

     2. ADMISSION OF SUBSTITUTE MEMBER. The Assignee of a Membership Interest shall be admitted as a Substitute Member and admitted to all the rights of the Member who initially assigned the Membership Interest only with the approval of the Member and upon execution of an Admission Agreement. The Member may grant or withhold the approval of such admission for the Assignee in its sole and absolute discretion. If so admitted, the Substitute Member has all the rights and powers and is subject to all the restrictions and liabilities of the Member originally assigning the Membership Interest. The admission of a Substitute Member, without more, shall not release the Member originally assigning the Membership Interest from any liability to the Company that may have existed prior to the approval.

     3. FORBIDDEN TRANSFERS AND ASSIGNMENTS. A Membership Interest may not be transferred or assigned to a Related Company or a Benefit Plan Investor. A Related Company may, however, be admitted as a Substitute Member; PROVIDED, HOWEVER, that the Board of Managers shall have received an opinion of counsel to the effect that such Related Company's "estate", as defined under Section 541(c) of the United States Bankruptcy Code, would not be consolidated with the "estate" of any of the Transferors or HPSC in a bankruptcy proceeding involving any of the Transferors or HPSC.

                                  ARTICLE XIII

                           DISSOLUTION AND WINDING UP

     1. DISSOLUTION. The Company shall be dissolved and its affairs wound up, upon the first to occur of the following events:

          1.1    the expiration of the term of the Company if and as provided in
Article II, Section 5; and

          1.2 the written consent of the Member, which consent the Member, by executing this Agreement, agrees shall require (among other matters agreed upon by the Member) and only become effective upon the satisfaction of the following conditions: (a) the Managers, by unanimous written consent of the Board of Managers (including the Independent Managers) shall consent to and approve the dissolution of the Company pursuant to the terms set forth in the written consent of the Member; and (b) so long as any of the Transaction Documents are outstanding at the time of dissolution, the Majority Holders (as defined in the Indenture) shall consent in writing to and approve the dissolution of the Company pursuant to the terms set forth in the written consent of the Member.

          1.3 Any other event that terminates the continued membership of the last remaining member of the Company in the Company unless the business of the Company is continued in a manner permitted by this Agreement or the Act; and

          1.4 the entry of a decree of judicial dissolution under Section 18-802 of the Act.

     2. EFFECT OF DISSOLUTION. Upon dissolution, the Company shall cease carrying on business as distinguished from the winding up of the Company business, but the Company shall not be terminated, and shall continue until the winding up of the affairs of the Company is completed and the Certificate of Cancellation of the Certificate of Formation has been filed with the Secretary of State of the State.

     3. DISTRIBUTION OF ASSETS ON DISSOLUTION. Upon the winding up of the Company, the Company Property shall be distributed:

          3.1 To the Note Owners (so long as such Note Owners are not Affiliates of the Company) and other creditors of the Company, including the Members (if it is a creditor) to the extent permitted by law, in satisfaction of Company Liabilities and the balance, if any, to the Member.

          3.2 Liquidation proceeds shall be paid within 60 days of the end of the Company's taxable year or, if later, within 90 days after the date of liquidation. Such distributions shall be in cash or Property (which need not be distributed proportionately) or partly in both, as determined by the Managers. References to Member in this Section 3.2 of Article XIII do not include Note Owners that are classified as partners for income tax purposes under Article X.

     4. WINDING UP AND CERTIFICATE OF CANCELLATION. The winding up of the Company shall be completed when all debts, liabilities, and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the Company have been distributed to the Member. Upon the completion of winding up of the Company, a certificate of cancellation shall be delivered to the Secretary of State of the State for filing. The certificate of cancellation shall set forth the information required by the Act. The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

     5. RESIGNATION OF MEMBER. The Member shall be prohibited from resigning as a member of the Company. The bankruptcy (as defined in the Act) of a Member or a Special Member shall not cause such Member or Special Member to cease to be a Member or Special Member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

     6. CONTINUATION OF COMPANY. Upon the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company, to the fullest extent permitted by law, the personal representative (which shall be an entity and not a natural person) of such member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a Substitute Member of the Company, effective as of the occurrence of the event that terminated the continued membership of such member in the Company.

Upon the occurrence of any event that causes the last remaining Member to cease to be a Member of the Company (other than upon an assignment by the Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Article XII, Section 1), each Person acting as an Independent Manager pursuant to this Agreement shall, without any action of any Person and simultaneously with the last remaining Member ceasing to be a Member of the Company, automatically be admitted to the Company as a member of the Company (as such, a "SPECIAL MEMBER") and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) such successor has also accepted its appointment as Independent Manager pursuant to this Agreement; provided, however, the Special Members shall automatically cease to be members of the Company upon the admission to the Company of a Substitute Member appointed by the personal representative of the Person that was the last remaining Member. Each Special Member shall be a Member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, may not bind the Company. Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each Person acting as an Independent Manager pursuant to this Agreement shall execute a counterpart to this Agreement. Prior to its admission to the Company as Special Member, each Person acting as an Independent Manager pursuant to this Agreement shall not be a Member of the Company.

                                   ARTICLE XIV

                                    AMENDMENT

     1. AGREEMENT MAY BE MODIFIED. This Agreement may be modified as permitted in this Article XIV (as the same may from time to time be amended). No Member or Manager shall have any vested rights in this Agreement which may not be modified through an amendment to this Agreement.

     2. AMENDMENT OR MODIFICATION OF AGREEMENT. Subject to Section 2.1(iv) of
Article III, this Agreement may be amended or modified from time to time only by a written instrument adopted by the unanimous written consent of its Board of Managers and executed by the of the Member; PROVIDED, HOWEVER, that (i) the Board of Managers shall have received a confirmation from the rating agencies that such amendment or modification will not cause a downgrade or withdrawal of the rating on the Notes, and (ii) the Board of Managers shall have received an opinion of counsel to the effect that such amendment or modification shall not affect the current status of the Company within the meaning of Statement 140 promulgated by Financial Accounting Standards Board.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

     1. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the Member and the Company.

     2. NO PARTNERSHIP INTENDED FOR NON-TAX PURPOSES. The Member has formed the Company under the Act, and expressly does not intend hereby to form a partnership under either the Delaware Revised Uniform Partnership Act nor the Delaware Revised Uniform Limited Partnership Act.

     3. RIGHTS OF CREDITORS AND THIRD PARTIES UNDER AGREEMENT. The Indenture Trustee and the Noteholders are intended third party beneficiaries of this Agreement. Except and only to the extent provided herein or by applicable statute, no creditor of the Company or any other third party shall have any rights under this Agreement or any agreement between the Company and the Member with respect to any Capital Contribution or otherwise.

     4. GOVERNING LAW. This Agreement shall be governed by, and construed under, the laws of the State of Delaware (without regard to principles of conflict of laws).

     IN WITNESS WHEREOF, the undersigned has hereunto executed this Agreement as of the Effective Date.

                                         HPSC, Inc., as Initial Member

                                         By :     /s/ Rene Lefebvre
                                              ----------------------------------
                                                Name: Rene Lefebvre
                                                Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

Independent Managers:

  /s/ Kenneth J. Uva
-------------------------
 Kenneth J. Uva

  /s/ Kim E. Lutthans
-------------------------
 Kim E. Lutthans

                                    EXHIBIT A

                                 INITIAL MEMBER

        Member                   Membership Interest                Capital Contribution
-----------------------    -------------------------------    ---------------------------------
HPSC, Inc.                             100%                   A. INITIAL CAPITAL CONTRIBUTION
60 State Street                                               There will be an initial Capital
Boston, MA 02109-1803                                         Contribution equal to the
                                                              Aggregate Outstanding Contract
                                                              Balance (as defined in the
                                                              Indenture) of the Initial
                                                              Contracts contributed to the
                                                              Company on the Closing Date of
                                                              the sale of the Notes (all as
                                                              defined in the Indenture)
                                                              B. DISCRETIONARY ADDITIONAL
                                                                 CONTRIBUTIONS
                                                              There may be discretionary
                                                              subsequent Capital Contributions
                                                              equal to the sum of the
                                                              Discounted Contract Balances of
                                                              any Subsequent Contracts
                                                              contributed to the Company on
                                                              Subsequent Transfer Dates (all as
                                                              defined in the Indenture)